Note 17 Tangible assets by Spanish and foreign subsidiaries net assets values (Details) - EUR (€) € in Millions	Dec. 31, 2021 [1]	Dec. 31, 2020 [2]	Dec. 31, 2019
Tangible assets by Spanish and foreign subsidiaries [Line Items]
Tangible assets BBVA and Spanish subsidiaries	€ 3,873	€ 4,294	€ 4,865
Tangible assets foreign subsidiaries	3,425	3,529	5,203
Total tangible assets by Spanish and foreign subsidiaries	€ 7,298	€ 7,823	€ 10,068

[1]	(*) The variation in 2021 is mainly due to the reclassification of owned offices and facilities from "Tangible assets" to "Non-current assets and disposal groups classified as held for sale" (see Notes 21, 24 and
[2]	(**) The variation in 2020 is mainly due to the companies in the United States included in the USA Sale (see Notes 1.3, 3 and 21), whose owned offices and facilities were reclassified from "Tangible assets" to "Non-current assets and disposal groups classified as held for sale" .